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                                                                 EXHIBIT 10.4.1

                                   AMENDMENT

                          Dated as of October 27, 1997

                                       to

                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of September 3, 1991

                                  by and among

                                DAN RIVER INC.,

                        THE SENIOR MANAGEMENT INVESTORS
                              REFERRED TO THEREIN

                                      AND

                        THE HOLDERS REFERRED TO THEREIN

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    This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is dated as of October 27, 1997, by and among DAN RIVER INC., a Georgia corporation
(the "Company"), and each of the parties set forth under the caption
"Holders" on the signature page hereto (the "Holders").

    WHEREAS, the Company, the Holders and certain other shareholders of the Company have entered into that certain Registration Rights Agreement, dated as of September 3, 1991 (the "Agreement"); and

    WHEREAS, the Company proposes to consummate an initial public offering of shares of its Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), pursuant to a Registration Statement on Form S-1 filed by the Company with the Securities and Exchange Commission (File No. 333-36479) (the "Offering"); and

    WHEREAS, the parties hereto desire to amend the Agreement in connection with the Offering;

    NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, upon consummation of the Offering, refer to the Agreement as amended by this Amendment.

    Section 2.               Amendments to Agreement.

    (a)     Definitions.  Effective upon consummation of the Offering, Section
1. l(b) of the Agreement shall be amended by deleting the definitions of "Go-Along Securities" and "Preemptive Securities" in their entirety and by deleting any and all references to such defined terms throughout the Agreement.

    (b) Go-Along. Effective upon consummation of the Offering, Section 2.4 of the Agreement shall be deleted in its entirety and any and all references to such Section 2.4 shall be deleted throughout the Agreement.

    (c)  Preemptive Rights.  Effective upon consummation of the Offering,
Section 2.5 of the Agreement shall be deleted in its entirety and any and all references to such Section 2.5 shall be deleted throughout the Agreement.

    Section 3. Termination. If the Offering is not consummated on or before January 31, 1998, this Agreement shall terminate and be of no further force or effect, and the Agreement shall not be amended or modified by this Amendment and shall remain in full force and effect.


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    Section 4.  The Agreement.  Except as expressly amended and modified upon consummation of the Offering as set forth herein, the Agreement shall not otherwise be amended or modified and shall remain in full force and effect.

    Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

    Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute one and the same agreement.

    lN WITNESS WHEREOF, this Amendment has been executed by the Company and each Holder set forth below as of the date first above written.


                                              The Company:
                                              DAN RIVER INC.


                                              By:------------------------
                                                 Name:
                                                 Title:


                                              Holders:

                                              BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION


                                              By:------------------------
                                                 Name:
                                                 Title:

                                              CRESTAR BANK


                                              By:------------------------
                                                 Name:
                                                 Title:

                                              NATIONSBANK, N.A.


                                              By:------------------------
                                                 Name:
                                                 Title:


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                                              PILGRIM PRIME RATE TRUST


                                              By:------------------------
                                                 Name:
                                                 Title:

                                              SOCIETE GENERALE


                                              By:------------------------
                                                 Name:
                                                 Title:

                                              VAN KAMPEN AMERICAN CAPITAL
                                              PRINCIPAL INCOME TRUST


                                              By:------------------------
                                                 Name:
                                                 Title:

                                              MEZZANINE INVESTMENT LIMITED
                                              PARTNERSHIP-BDR


                                              By:------------------------
                                                 Name:
                                                 Title:

                                              FIRST CHICAGO INVESTMENT
                                              CORPORATION


                                              By:------------------------
                                                 Name:
                                                 Title:

                                              MADISON DEARBORN PARTNERS V


                                              By:------------------------
                                                 Name:
                                                 Title:


                                              MADISON DEARBORN PARTNERS VI


                                              By:------------------------
                                                 Name:
                                                 Title:



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                                              ---------------------------
                                              David K. Beecken


                                              ---------------------------
                                              Frederic D. Floberg


                                              ---------------------------
                                              Susan M. Hawkins


                                              ---------------------------
                                              Susan C. Lecraw


                                              ---------------------------
                                              Susan W. Mathis


                                              ---------------------------
                                              Camille T. McDuffie


                                              ---------------------------
                                              John A. Morgan


                                              ---------------------------
                                              Harry M. Philpott


                                              ---------------------------
                                              William C. Steinmetz


                                              ---------------------------
                                              Charles Mackenzie Taylor